                                   EX 10.53.6

               ASSIGNMENT AND FIRST AMENDMENT TO
         AGREEMENT TO PROVIDE MANAGEMENT SERVICES TO AN
                 INDEPENDENT LIVING FACILITY

     THIS ASSIGNMENT AND FIRST AMENDMENT TO AGREEMENT
TO PROVIDE MANAGEMENT SERVICES TO AN INDEPENDENT LIVING
FACILITY (the "Assignment and Amendment") is made and entered into as of this 1st day of September, 1997 by and among EMERITUS CORPORATION, a Washington corporation, COLUMBIA HOUSE, L.L.C., a Washington limited liability company, ACORN SERVICE CORPORATION, a Washington corporation ("Acorn"), and CAMLU COEUR
D'ALENE, L.L.C., a Washington limited liability company
("Camlu").

     Emeritus Corporation, as the manager, and Columbia
House, LLC, as the lessee, previously entered into the Agreement to Provide Management Services to an
Independent Living Facility dated November 1, 1996 for that certain independent living facility located in Coeur d'Alene, Idaho, commonly known and described as Camlu Retirement Apartments (the "Management
Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning specified in the Management Agreement. Camlu has acquired the interest of Columbia House, LLC in the Facility and Camlu wishes to have Acorn, an affiliate of Emeritus Corporation, act as the manager of the Facility, and the parties wish to make certain other changes in the Management Agreement as provided herein.

     Accordingly, Emeritus Corporation hereby assigns its interest in the Management Agreement to Acorn and Acorn hereby assumes and agrees to perform all of Emeritus Corporation' s obligations thereunder, and Columbia House, L.L.C. hereby assigns its interest in the Management Agreement to Camlu and Camlu hereby assumes and agrees to perform all of Columbia House, L.L.C.'s obligations thereunder. Acorn and Camlu agree that the Management Agreement is hereby amended as follows :

     1. Acorn shall be substituted for the Manager and Camlu shall be substituted for the Lessee as referenced in the Management Agreement. Camlu shall look solely to Acorn to perform Manager's obligations under the Management Agreement, and Acorn shall look solely to Camlu to perform Lessee's obligations under the Management Agreement, and neither Emeritus Corporation nor Columbia House, L.L.C. shall have any further liability or obligation under the Management Agreement.

     2. The following sentence is hereby inserted as the last sentence of Paragraph I.F. of the Management
Agreement:

     "If Lessee so elects by notice to Manager, Manager shall prepare or cause to be prepared Lessee's income tax returns, but only if Lessee and Manager agree upon separate compensation to be paid to Manager for preparing such income tax returns."

3. The following is hereby inserted as Paragraph I.O.
of the Management Agreement:

     "O. EXTRAORDINARY COSTS. Except as otherwise specifically provided herein, all extraordinary costs incurred by Manager with respect to the Facility shall be separately reimbursed as Facility expenses (and not included in the management fee) after first having been approved by Lessee.

4. The following is hereby inserted as Paragraph I.P.
of the Management Agreement:

     "P. LEGAL PROCEEDINGS. If approved by Owner,
     Manager shall, as a Facility

     Expense and through its legal counsel, coordinate all legal matters and proceedings with Owner's counsel; if Owner does not approve the same, Owner shall indemnify, protect, defend and hold Manager harmless with respect to such legal matters and proceedings except any such legal matters and proceedings resulting from Manager's negligent acts or omissions or willful misconduct."

     5. The Management Agreement and all of the terms thereof as hereby amended shall remain in full force and effect upon and subject to the terms and conditions thereof as so amended.

     6. This Assignment and Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

IN WITNESS WHEREOF, the parties hereby execute this Assignment and Amendment on the day and year first written above.

CAMLU:                        ACORN
CAMLU COUER D'ALENE, L.L.C.        ACORN SERVICE
CORPORATION

By:  /s/ Daniel R. Baty                 By:  /s/
Raymond R. Brandstrom
         -----------------------------------
------------------------------------------
Its: Manger                        Its:  President


CONSENT AND AGREEMENT OF ORIGINAL PARTIES:

Emeritus Corporation and Columbia House, L.L.C. hereby consent and agree to the foregoing effective as of the date first set forth above.



EMERITUS CORPORATION               COLUMBIA HOUSE
L.L.C.

By:  /s/ Raymond R. Brandstrom               By:  /s/
Daniel R. Baty
        -----------------------------------
----------------------------------
Its:  President                         Its:  Manager















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